Exhibit 10.1
                                                                    ------------

                    FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

     This First Amendment to Employment Agreement (this "Amendment") is dated as of the 19th day of June, 2008 by and between N-VIRO INTERNATIONAL CORPORATION, a
       ----
Delaware  corporation  (the  "Company"),  and  ROBERT  W.  BOHMER  ("Employee").

                                  WITNESSETH:

     WHEREAS, the Company and Employee entered into an Employment Agreement, effective as of June 12, 2007 (the "Agreement") and desire to amend the Agreement to extend the term of the Agreement for an additional 2 years as set forth in this Amendment.

NOW, THEREFORE, the parties hereto, in consideration of the promises and premises set forth herein, agree as follows:

     1.  Amendment  to  Section  3.  Section 3 of the Agreement shall be deleted
---------------------- in its entirety and the following substituted in its place:

            "Section  3.  Term  of  Employment.  The  term  of  employment of
          Employee         -------------------- by the Company  pursuant to this
          Employment Agreement shall be for the period (the "Employment Period") commencing on July 1, 2007 (the "Commencement Date") and ending on
          July 1, 2011 or such earlier date that Employee's employment is terminated or later date that Employee's employment is extended in accordance with the provisions of this Employment Agreement (the "Termination Date"). So long as Employee is in full compliance with all of the terms and conditions of this Employment Agreement, Employee is not in default under or in breach of any of the covenants, agreements, representations or warranties set forth in this Employment Agreement and neither Employee nor the Company has delivered a Notice of Termination (as hereinafter defined) to the other at least thirty
          (30) days prior to expiration of the then-current Employment Period that the Employment Period shall not be extended, then this Employment Agreement and the Employment Period shall automatically be extended for additional successive one (1) year periods."

     2.     Reaffirmation;  Limitation  of  Amendment.  Except  as  expressly
            -----------------------------------------
     modified herein, all of the terms and provisions of the Agreement shall remain in full force and effect.

     3. Defined Terms. Any capitalized terms used in this Amendment not -------------- otherwise defined shall have the meanings set forth in the  Agreement.


                      Signature Page to Immediately Follow

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first above written.

N-Viro International Corporation

By:     /s/  Timothy R. Kasmoch
        -----------------------
Name:       Timothy R. Kasmoch
          --------------------
Title:     CEO and President
           -----------------


/s/  Robert W. Bohmer
---------------------
Robert W. Bohmer